Exhibit 10.3

TIDEWATER INC.

2017 STOCK INCENTIVE PLAN

1.    Purpose. The purpose of the Tidewater Inc. 2017 Stock Incentive Plan (the “Plan”) is to increase stockholder value and to advance the interests of Tidewater Inc. (“Tidewater”) and its subsidiaries (collectively with Tidewater, the “Company”) by furnishing stock-based economic incentives (the “Incentives”) designed to attract, retain, reward, and motivate key employees, officers, and directors of the Company and consultants and advisors to the Company, and to strengthen the mutuality of interests between those service providers and Tidewater’s stockholders. Incentives consist of opportunities (a) to purchase or receive shares of common stock, $0.001 par value per share, of Tidewater (the “Common Stock”), (b) to earn cash awards in relation to Common Stock, and (c) to earn other cash-based performance awards, in each case, on terms determined under the Plan. As used in the Plan, the term “subsidiary” means any corporation, limited liability company or other entity, of which Tidewater owns (directly or indirectly) within the meaning of Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”), 50% or more of the total combined voting power of all classes of stock, membership interests, or other equity interests issued thereby.

2.    Administration.

2.1    Composition. The Plan shall generally be administered by the Compensation Committee of the Board of Directors of Tidewater (the “Board”) or by a subcommittee of that committee (in either case, the “Compensation Committee”). The Compensation Committee shall consist of not fewer than two members of the Board, each of whom shall, to the extent deemed necessary by the Board, (a) qualify as a “non-employee director” under Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the “1934 Act”) or any successor rule and (b) qualify as an “outside director” under Section 162(m) of the Code and the rules and regulations issued thereunder (“Section 162(m)”). The Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”) shall administer the Plan with respect to grants to members of the Board who are not employees of the Company (“Outside Directors”). To the extent deemed necessary by the Board, members of the Nominating Committee shall qualify as “non-employee directors” under Rule 16b-3 promulgated under the 1934 Act. Unless the context otherwise requires, the term “Committee” as used in this Plan shall refer to both the Compensation Committee and the Nominating Committee.

2.2    Authority. The Compensation Committee shall have plenary authority to administer the Plan, including, without limitation, awarding Incentives under the Plan and entering into agreements with, or providing notices to, participants as to the terms of the Incentives (the “Incentive Agreements”), except that the Nominating Committee shall have the sole authority to grant Incentives to Outside Directors and to enter into Incentive Agreements with Outside Directors”). Specifically, the Compensation Committee shall have full and final authority and discretion over the Plan and any Incentives granted under it, including, but not limited to, the right, power, and authority to: (a) determine the persons to whom Incentives will be granted under the Plan and the time at which such Incentives will be granted; (b) subject to Section 6.9, determine the terms, provisions, and conditions of each Incentive (including, if applicable, the number of shares of Common Stock covered by the Incentive), which need not be identical and need not match any default terms set forth in the Plan; (c) amend or modify any outstanding Incentives or accelerate the time at which any outstanding Incentives may vest; (d) correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Incentive in the manner and to the extent that it deems necessary or desirable to further the Plan’s objectives; (e) establish, amend, and rescind any rules or regulations relating to administration of the Plan that it determines to be appropriate; (f) resolve all questions of interpretation or application of the Plan or Incentives granted under the Plan; and (g) make any other determination that it believes necessary or advisable for the proper administration of the Plan, except that the Nominating Committee shall have sole authority with respect to all such matters relating to grants to Outside Directors. Committee decisions in matters relating to the Plan shall be final, binding, and conclusive on all persons, including, but not limited to, the Company, Tidewater’s stockholders, and Plan participants.

2.3    No Liability. No member of the Board or the Committee, nor any employee or agent of the Company to whom authority under this Plan is delegated (each such person, an “Indemnifiable Person”), shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Incentive hereunder (unless constituting fraud or a willful criminal act or willful criminal omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit, or proceeding to which such Indemnifiable Person may be involved as a party, witness, or otherwise by reason of any action taken or omitted to be taken or determination made under the Plan or any Incentive Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval (not to be unreasonably withheld), in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit, or proceeding, and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of recognized standing of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud or willful criminal act or willful criminal omission or that such right of indemnification is otherwise prohibited by law or by the Company’s certificate of incorporation or by-laws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s certificate of incorporation or by-laws, as a matter of law, individual indemnification agreement or contract, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

3.    Eligible Participants. Key employees and officers of the Company and persons providing services as consultants or advisors to the Company shall become eligible to receive

Incentives under the Plan when designated by the Committee. With respect to participants not subject to either Section 16 of the 1934 Act or Section 162(m), the Compensation Committee may delegate to appropriate officers of the Company its authority to designate participants, to determine the size and type of Incentives to be received by those participants, and, subject to Section 6.9, to set and modify the terms of such Incentives; provided, however, that the per-share Exercise Price (as defined in Section 6.2) of any Incentives granted by an officer, rather than by the Compensation Committee, shall be equal to the Fair Market Value (as defined in Section 13.9) of a share of Common Stock on the date of grant. Outside Directors shall receive Incentives under the Plan when granted by the Nominating Committee.

4.    Types of Incentives. Incentives may be granted under the Plan to eligible participants in the form of (a) incentive stock options, (b) non-qualified stock options, (c) stock appreciation rights (“SARs”), (d) restricted stock, (e) restricted stock units (“RSUs”), (f) Other Stock-Based Awards (as defined in Section 9) and (g) Cash-Based Performance Awards (as defined in Section 10).

5.    Shares Subject to the Plan.

5.1    Number of Shares. Subject to adjustment as provided in Section 13.4, the maximum number of shares of Common Stock that may be delivered to participants and their permitted transferees under the Plan shall be 3,048,877 shares.

5.2    Share Counting. Any shares of Common Stock subject to an Incentive that is subsequently canceled, forfeited, or expires prior to exercise or realization, whether in full or in part, shall be available again for issuance or delivery under the Plan. Notwithstanding the foregoing, shares subject to an Incentive under the Plan shall not be available again for issuance or delivery under the Plan if such shares were (a) tendered in payment of the Exercise Price of a stock option; (b) covered by, but not issued upon settlement of, stock-settled SARs; or (c) delivered or withheld by the Company to satisfy any tax withholding obligation. If an Incentive, by its terms, may be settled only in cash, then the grant, vesting, payout, settlement, or forfeiture of such Incentive shall have no impact on the number of shares available for grant under the Plan.

5.3    Limitations on Awards. Subject to adjustment as provided in Section 13.4, the following additional limitations are imposed on Incentives granted under the Plan:

(a)    The maximum number of shares of Common Stock that may be issued upon the exercise of stock options intended to qualify as incentive stock options under Section 422 of the Code shall be 2,000,000 shares.

(b)    The maximum number of shares of Common Stock covered by Incentives (including stock options and SARs) that may be granted to any one participant during any one calendar year shall be 1,000,000, not including any Incentives covered by Section 5.3(c). This provision shall be construed in a manner consistent with Section 162(m).

(c)    The maximum value of Incentives granted under the Plan and valued in dollars rather than in shares of Common Stock (regardless of whether those Incentives are paid in Common Stock) that may be paid out to any one officer or employee during any one calendar year shall be $5,000,000.00. This provision shall be construed in a manner consistent with Section 162(m).

(d)    Each Outside Director may be granted Incentives with respect to no more than 250,000 shares of Common Stock during any one calendar year; provided, that the foregoing limitation shall not apply in respect of any Incentives granted to an Outside Director in lieu of payment of cash director compensation or board or committee fees pursuant to a voluntary deferral election by such Outside Director.

5.4    Type of Common Stock. Common Stock issued under the Plan may be authorized and unissued shares or issued shares held as treasury shares.

6.    Stock Options and Stock Appreciation Rights.

6.1    Grant of Appreciation Awards. The Committee may grant appreciation awards in the form of stock options or stock appreciation rights (SARs) as provided in this Section 6.

(a)    A stock option is a right to purchase shares of Common Stock from Tidewater. Stock options granted under the Plan may be incentive stock options (as such term is defined in Section 422 of the Code) or non-qualified stock options. Any option that is designated as a non-qualified stock option shall not be treated as an incentive stock option.

(b)    A SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash, or any combination of the two (as specified in the applicable Incentive Agreement), the number or amount of which is determined pursuant to the formula set forth in Section 6.6(c).

(c)    Each stock option or SAR granted under this Plan shall be subject to the terms and conditions of this Plan, including, but not limited to, this Section 6, and the applicable Incentive Agreement.

6.2    Exercise Price. The exercise price per share (the “Exercise Price”) of a grant of stock options or SARs shall be determined by the Committee at grant, subject to adjustment under Section 13.4; provided, however, that in no event shall the Exercise Price be less than the Fair Market Value of a share of Common Stock on the date of grant, except in the case of stock options or SARs granted in assumption of or substitution for an outstanding award of a company acquired by the Company or with which the Company combines.

6.3    Number. The number of shares of Common Stock subject to each grant of stock options or SARs shall be determined by the Committee, subject to (a) the limitations of Section 5 and (b) adjustment as provided in Section 13.4.

6.4    Vesting and Exercisability. At the time an award of stock options or SARs is made, the Committee shall establish the time or times at which, or conditions upon which, the stock options or SARs, or portion of such Incentives, shall become vested and/or exercisable, as set forth in the Incentive Agreement. Each award of stock options or SARs may have a different vesting period.

6.5    Term. The term of each award of stock options or SARs shall be determined by the Committee, but shall not exceed a maximum term of ten years.

6.6    Manner of Exercise.

(a)    Each award of stock options may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased. The exercise notice shall be accompanied by the aggregate Exercise Price due for the shares to be purchased. The aggregate Exercise Price shall be payable in United States dollars and may be paid (i) in cash; (ii) by check; (iii) to the extent permitted by the Committee in writing (including duly adopted resolutions), by delivery, or attestation of ownership, of shares of Common Stock, which shares shall be valued for this purpose at the Fair Market Value on the business day immediately preceding the date on which the Company received notice of exercise; (iv) to the extent permitted by the Committee in writing (including duly adopted resolutions), by delivery of irrevocable written instructions to a broker approved by the Company (with a copy to the Company) to immediately sell a portion of the shares issuable under the option and to deliver promptly to the Company the amount of sale proceeds (or loan proceeds if the broker lends funds to the participant for delivery to the Company) to pay the aggregate Exercise Price; (v) to the extent permitted by the Committee in writing (including duly adopted resolutions), through a net exercise procedure whereby the optionee surrenders the option in exchange for that number of shares of Common Stock with an aggregate Fair Market Value equal to the difference between the aggregate Exercise Price of the options being surrendered and the aggregate Fair Market Value of the shares of Common Stock subject to the option on the business day preceding the date on which the Company received notice of exercise; or (vi) in such other manner as may be authorized from time to time by the Committee.

(b)    Each award of SARs may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs that the holder wishes to exercise. The Company shall, within 30 days of receiving such notice, deliver to the holder the shares of Common Stock, cash, or combination of shares and cash to which the holder is entitled as provided in the Incentive Agreement, calculated as provided in Section 6.6(c).

(c)    If an award of SARs is payable in cash, then the holder is entitled to a cash payment equal to the appreciation value of the number of shares of Common Stock as to which the Incentive is being exercised, calculated by (i) subtracting the Exercise Price of the SAR from the Fair Market Value of a share of Common Stock on the business day immediately preceding the date on which the Company received notice of exercise, then (ii) multiplying by the number of shares of Common Stock as to which the SARs are being exercised (such value, the “Appreciation”). If the award of SARs is payable in shares, then the holder is entitled to receive a number of shares of Common Stock equal to the Appreciation divided by the Fair Market Value of a share of Common Stock on the business day immediately preceding the date on which the Company received notice of exercise, rounded down to the next whole share, with cash paid in lieu of fractional shares.

6.7    No Dividend Equivalent Rights. Participants holding stock options or SARs shall not be entitled to any dividend equivalent rights for any period of time prior to exercise of the Incentive.

6.8    Incentive Stock Options. Notwithstanding anything in the Plan or Incentive Agreement to the contrary, the following additional provisions shall apply to the grant of stock options that are intended to qualify as incentive stock options (as such term is defined in Section 422 of the Code):

(a)    Any incentive stock option agreement authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the options as incentive stock options under Section 422 of the Code.

(b)    No incentive stock options may be granted more than ten years from the date on which this Plan is adopted by the Board.

(c)    No incentive stock options shall be granted to any non-employee or to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

(d)    The aggregate Fair Market Value (determined with respect to each incentive stock option as of the time such incentive stock option is granted) of the Common Stock with respect to which incentive stock options are exercisable for the first time by a participant during any calendar year (under the Plan or any other plan of Tidewater or any of its subsidiaries) shall not exceed $100,000. To the extent that such limitation is exceeded, the excess options shall be treated as non-qualified stock options for federal income tax purposes.

(e)    Notwithstanding anything in this Plan or the applicable Incentive Agreement to the contrary, the Company shall have no liability to the optionee or any other person if an option designated as an incentive stock option fails to qualify as such at any time.

(f)    Each optionee who exercises an incentive stock option granted under the Plan shall notify the Company in writing immediately after the date on which the optionee makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such incentive stock option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (i) two years after the date of grant of the incentive stock option and (ii) one year after the date of exercise of the incentive stock option.

6.9    General Prohibition Against Repricing. Except for adjustments pursuant to Section 13.4 or actions permitted to be taken by the Committee under Section 12 in the event of a Change of Control, unless approved by Tidewater’s stockholders, (a) the Exercise Price of any outstanding stock options or SARs granted under this Plan may not be decreased after the date of grant and (b) outstanding options or SARs that were granted under this Plan may not, as of any date that such Incentive has a per-share Exercise Price that is greater than the then current Fair Market Value of a share of Common Stock, be surrendered to the Company as consideration for the grant of a new stock option or SAR with a lower Exercise Price, shares of restricted stock, RSUs, an Other Stock-Based Award, a cash payment, or shares of Common Stock.

7.    Restricted Stock.

7.1    Grant of Restricted Stock. The Committee may award shares of restricted stock to eligible participants as provided in this Section 7. An award of restricted stock shall be subject to such restrictions on transfer, forfeitability provisions, and such other terms and conditions, including the attainment of specified performance goals, as the Committee may determine, subject to the provisions of the Plan. To the extent restricted stock is intended to qualify as “performance-based compensation” for purposes of Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 11 below and meet the additional requirements imposed by Section 162(m).

7.2    The Restricted Period. At the time an award of restricted stock is made, the Committee shall establish the period of time during which the shares are restricted, as set forth in the Incentive Award, following which the restrictions shall lapse and the shares of restricted stock shall vest. Each award of restricted stock may have a different restricted period.

7.3    Escrow. The participant receiving restricted stock shall enter into an Incentive Agreement with the Company setting forth the conditions of the grant. Any certificates representing shares of restricted stock shall be registered in the name of the participant and deposited with the Company, together with a stock power endorsed in blank by the participant. Each such certificate shall bear a legend in substantially the following form:

The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the Tidewater Inc. 2017 Stock Incentive Plan (the “Plan”), and an agreement entered into between the registered owner and Tidewater Inc. (“the Company”) thereunder. Copies of the Plan and the agreement are on file at the principal office of the Company.

Alternatively, in the discretion of the Company, ownership of the shares of restricted stock and the appropriate restrictions shall be reflected in the records of the Company’s transfer agent and no physical certificates shall be issued.

7.4    Dividends on Restricted Stock. Any and all cash and stock dividends paid with respect to the shares of restricted stock shall be subject to any restrictions on transfer, forfeitability provisions, or reinvestment requirements as the Committee may, in its discretion, prescribe in the Incentive Agreement.

7.5    Forfeiture. In the event of the forfeiture of any shares of restricted stock under the terms provided in the Incentive Agreement (including any additional shares that may result from the reinvestment of cash and stock dividends, if so provided in the Incentive Agreement), such forfeited shares shall be surrendered and any certificates canceled. The participants shall have the same rights and privileges, and be subject to the same forfeiture provisions, with respect to any additional shares received pursuant to Section 13.4.

7.6    Expiration of Restricted Period. Upon the expiration or termination of the restricted period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the restricted stock shall lapse and the Company shall direct the transfer agent to remove all restrictions and legends from the book entry for the vested shares, except for any restrictions and legends that may be imposed by law. Alternatively, the participant or his or her nominee may request that the Company issue a physical stock certificate for the vested shares free of all restrictions and legends except for those that may be imposed by law.

7.7    Rights as a Stockholder. Subject to the terms and conditions of the Plan and any restrictions on the receipt of dividends that may be imposed in the Incentive Agreement, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during the restricted period, including without limitation, the right to vote such shares.

8.    Restricted Stock Units.

8.1    Grant of Restricted Stock Units. A restricted stock unit, or RSU, represents the right to receive from the Company on the respective scheduled vesting or settlement date for such RSU, one share of Common Stock. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions, and such other terms and conditions as the Committee may determine, subject to the provisions of the Plan. To the extent an award of RSUs is intended to qualify as “performance-based compensation” for purposes of Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 11 and meet the additional requirements imposed by Section 162(m).

8.2    Vesting and Settlement. At the time an award of RSUs is made, the Committee shall establish the period of time during which the RSUs shall vest and following which the RSUs will settle in shares of Common Stock, as set forth in the Incentive Agreement. Each award of RSUs may have a different vesting period.

8.3    Dividend Equivalent Accounts. Subject to the terms and conditions of this Plan and the applicable Incentive Agreement, as well as any procedures established by the Committee, prior to the vesting and settlement of RSUs granted under the Plan, the Committee may determine to pay dividend equivalent rights with respect to RSUs, in which case, unless determined by the Committee to be paid currently, the Company shall establish a bookkeeping account for the participant and reflect in that account any securities, cash, or other property comprising any dividend or property distribution with respect to each share of Common Stock underlying each RSU. The participant shall have no rights to the amounts or other property credited to such account except to the extent provided in the Incentive Agreement.

8.4    Rights as a Stockholder. Subject to the restrictions imposed under the terms and conditions of this Plan and any other restrictions that may be imposed in the Incentive

Agreement, each participant receiving RSUs shall have no rights as a stockholder with respect to the shares underlying such RSUs until such time as the RSUs vest and shares of Common Stock are issued to the participant.

9.    Other Stock-Based Awards.

9.1    Grant of Other Stock-Based Awards. Subject to the limitations described in Section 9.2, the Committee may grant to eligible participants “Other Stock-Based Awards,” which shall consist of Incentives (other than stock options, SARs, restricted stock, RSUs or Cash-Based Performance Awards described in Sections 6 through 8 and Section 10) paid out in shares of Common Stock or the value of which is based in whole or in part on the value of shares of Common Stock. Other Stock-Based Awards may be awards of shares of Common Stock, may be awards of phantom stock, or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of, or appreciation in the value of, Common Stock (including, without limitation, securities convertible or exchangeable into or exercisable for shares of Common Stock), as deemed by the Committee consistent with the purposes of this Plan. The Committee shall determine the terms and conditions of any Other Stock-Based Award (including which rights of a stockholder, if any, the recipient shall have with respect to Common Stock associated with any such award) and may provide that such award is payable in whole or in part in cash. An Other Stock-Based Award may be subject to the attainment of such specified performance goals or targets as the Committee may determine, subject to the provisions of this Plan. To the extent that an Other Stock-Based Award is intended to qualify as “performance-based compensation” for purposes of Section 162(m), it must be granted subject to the attainment of performance goals as described in Section 11 below and meet the additional requirements imposed by Section 162(m).

9.2    Vesting. At the time that an Other Stock-Based Award is made, the Committee shall establish the period of time during which the Other Stock-Based Award shall vest and following which all restrictions shall lapse, as set forth in the Incentive Agreement. Each Other Stock-Based Award may have a different vesting period.

10.    Cash-Based Performance Awards. The Committee may grant Incentives in the form of “Cash-Based Performance Awards” to eligible participants, which shall consist of the opportunity to earn awards based on performance and valued in dollars rather than shares of Common Stock. At the Committee’s election and as provided in the Incentive Agreement, Cash-Based Performance Awards may be settled in cash, shares of Common Stock, or a combination of the two. A Cash-Based Performance Award shall be subject to such terms and conditions, including the attainment of specified performance goals, as the Committee may determine, subject to the provisions of the Plan. To the extent that a Cash-Based Performance Award is intended to qualify as “performance-based compensation” under Section 162(m), it must be made subject to the attainment of performance goals as described in Section 11 below and meet the additional requirements imposed by Section 162(m). At the time that a Cash-Based Performance Award is granted, the Committee shall establish the vesting criteria for such Incentive, including, as applicable, the performance period and the time or times at which any payout shall be deemed vested and payable.

11.    Performance Goals for Section 162(m) Awards. To the extent that Incentives granted under the Plan other than stock options and SARs are intended to qualify as “performance-based compensation” as provided in Section 162(m), the vesting, grant, or payment of such awards shall be conditioned on the achievement of one or more performance goals and must satisfy the other requirements of Section 162(m). The performance goals pursuant to which such awards shall vest, be granted, or be paid out shall be any or a combination of the following performance measures applied to the Company, Tidewater, a division or a subsidiary: earnings per share; return on assets or net assets; an economic value added measure; stockholder return or total stockholder return; earnings or earnings before interest, taxes, depreciation and amortization; stock price; return on equity; return on total capital; return on invested capital; return on capital employed; safety performance; reduction of expenses; cash flow; increase in cash flow; free cash flow; income or net income; operating income or net operating income; gross profit; operating profit or net operating profit; operating margin or profit margin; revenue; return on operating revenue; or market segment share. For any performance period, such performance objectives may be measured on an absolute basis, relative to a group of peer companies selected by the Committee, relative to internal goals, or relative to levels attained in prior years. The performance goals may be subject to such adjustments as are specified in advance by the Committee in accordance with Section 162(m).

12.    Change of Control.

12.1    Definitions. As used in this Section 12, the following words or terms shall have the meanings indicated:

(a)    Adoption Date shall mean the date of the Board’s adoption of this Plan.

(b)    Affiliate (and its variants) shall mean a Person that controls, or is controlled by, or is under common control with, another specified Person, either directly or indirectly.

(c)    Beneficial Owner (and its variants), with respect to a security, shall mean a Person who, directly or indirectly (through any contract, understanding, relationship or otherwise), has or shares (i) the power to vote, or direct the voting of, the security, and/or (ii) the power to dispose of, or to direct the disposition of, the security.

(d)    Business Combination shall mean the consummation of a reorganization, merger or consolidation (including a merger or consolidation of Tidewater or any direct or indirect subsidiary of Tidewater), or sale or other disposition of all or substantially all of the assets of Tidewater.

(e)    Incumbent Board shall mean the individuals who, as of the Adoption Date, constitute the Board.

(f)    Person shall mean a natural person or company, and shall also mean the group or syndicate created when two or more Persons act as a syndicate or other group (including, without limitation, a partnership or limited partnership) for the purpose of acquiring, holding, or disposing of a security, except that Person shall not include an underwriter temporarily holding a security pursuant to an offering of the security.

(g)    Post-Transaction Corporation.

(i)    Unless a Change of Control includes a Business Combination, Post-Transaction Corporation shall mean Tidewater after the Change of Control.

(ii)    If a Change of Control includes a Business Combination, Post-Transaction Corporation shall mean the corporation resulting from the Business Combination unless, as a result of such Business Combination, an ultimate parent corporation controls Tidewater or all or substantially all of Tidewater’s assets either directly or indirectly, in which case, Post-Transaction Corporation shall mean such ultimate parent corporation.

12.2    Change of Control Defined. Unless otherwise provided in an Incentive Agreement, Change of Control shall mean:

(a)    the acquisition by any Person of Beneficial Ownership of 50% or more of the outstanding shares of the Common Stock, or 50% or more of the combined voting power of Tidewater’s then-outstanding securities; provided, however, that for purposes of this subsection (a), the following shall not constitute a Change of Control:

(i)    any acquisition (other than a Business Combination that constitutes a Change of Control under Section 12.2(c)) of Common Stock directly from Tidewater,

(ii)    any acquisition of Common Stock by Tidewater or its subsidiaries,

(iii)    any acquisition of Common Stock by any employee benefit plan (or related trust) sponsored or maintained by Tidewater or its subsidiaries or any corporation controlled by Tidewater or any of its subsidiaries, or

(iv)    any acquisition of Common Stock by any corporation pursuant to a Business Combination that does not constitute a Change of Control under Section 12.2(c); or

(b)    members of the Incumbent Board cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Adoption Date whose election or nomination for election by Tidewater’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual’s initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board; or

(c)    a Business Combination, unless, immediately following such Business Combination,

(i)    the individuals and entities who were the Beneficial Owners of Tidewater’s outstanding Common Stock and Tidewater’s voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect Beneficial Ownership, respectively, of more than 50% of the then outstanding shares of Common Stock, and more than 50% of the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, of the Post-Transaction Corporation, and

(ii)    except to the extent that such ownership existed prior to the Business Combination, no Person (excluding the Post-Transaction Corporation and any employee benefit plan or related trust of either the Company, the Post-Transaction Corporation or any subsidiary of either corporation) Beneficially Owns, directly or indirectly, 50% or more of the then-outstanding shares of common stock of the corporation resulting from such Business Combination or 50% or more of the combined voting power of the then outstanding voting securities of such corporation, and

(iii)    at least a majority of the members of the board of directors of the Post-Transaction Corporation were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(d)    approval by the stockholders of Tidewater of a complete liquidation or dissolution of Tidewater.

12.3    Committee Discretion Upon a Change of Control. Upon the occurrence of a Change of Control, unless otherwise provided in the Incentive Agreement, the Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Incentives, including, without limitation, the following (or any combination of the following): (a) continuation or assumption of such outstanding Incentives under the Plan by Tidewater (if it is the surviving company or corporation) or by the surviving company or corporation or its parent; (b) substitution by the surviving company or corporation or its parent of awards with substantially the same terms for outstanding awards (with appropriate adjustments to the type of consideration payable upon settlement of the awards); (c) acceleration of exercisability, vesting and/or payment under outstanding Incentives immediately prior to the occurrence of such event or upon a termination of service following such event; and (d) if all or substantially all of Tidewater’s outstanding shares of Common Stock are transferred in exchange for cash, shares, or other property or consideration in connection with such Change of Control: (i) upon written notice, provide that any outstanding stock options and SARs are exercisable during a reasonable period of time immediately prior to the scheduled consummation of the event or such other reasonable period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such stock options and SARs shall terminate to the extent not so exercised within the relevant period; and (ii) cancel all or any portion of outstanding Incentives for fair value (in the form of cash, shares of Common Stock, other property or any combination of the foregoing) as determined in the sole discretion of the Committee; provided, however, that, in the case of stock options and SARs, the fair value may equal the excess, if any, of the value or amount of the consideration to be paid in the Change of Control transaction to holders of shares of Common Stock (or, if no such consideration is paid, Fair Market Value of the shares of Common Stock) over the aggregate Exercise Price with respect to such Incentives or portion of Incentives being canceled, or if no such excess, zero; provided, further, that if any payments or other consideration are deferred and/or contingent as a result of escrows, earnouts, holdbacks or any other contingencies, payments under this provision may be made on substantially the same terms and conditions applicable to, and only to the extent actually paid to, the holders of shares in connection with the Change of Control.

13.    General.

13.1    Duration. No Incentives may be granted under the Plan after the tenth anniversary of the Adoption Date; provided, however, that subject to Section 13.8, the Plan shall remain in effect after such date with respect to Incentives granted prior to that date, until all such Incentives have either been satisfied by the issuance of shares of Common Stock or otherwise been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed.

13.2    Transferability. No Incentives granted hereunder may be transferred, pledged, assigned or otherwise encumbered by a participant except: (a) by will; (b) by the laws of descent and distribution; (c) pursuant to a domestic relations order, as defined in the Code (subject, in the case of stock options that are intended to qualify as incentive stock options, to the written consent of the Committee (including duly adopted resolutions)); or (d) as to stock options only, if permitted by the Committee and so provided in the Incentive Agreement (as it may be amended in accordance with its terms), (i) to Immediate Family Members, (ii) to a partnership in which the participant and/or Immediate Family Members, or entities in which the participant and/or Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole partners, (iii) to a limited liability company in which the participant and/or Immediate Family Members, or entities in which the participant and/or Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole members, or (iv) to a trust for the sole benefit of the participant and/or Immediate Family Members. “Immediate Family Members” shall be defined as the spouse and natural or adopted children or grandchildren of the participant and their spouses. To the extent that an incentive stock option is permitted to be transferred during the lifetime of the participant, it shall be treated thereafter as a non-qualified stock option. Any attempted assignment, transfer, pledge, hypothecation or other disposition of Incentives, or levy of attachment or similar process upon Incentives not specifically permitted herein, shall be null and void and without effect.

13.3    Additional Conditions. Anything in this Plan to the contrary notwithstanding: (a) the Committee may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to such Incentive, require the recipient of the Incentive, as a condition to the receipt either of the Incentive or shares of Common Stock issued pursuant to such Incentive, to deliver to the Company a written representation of present intention to acquire such Incentive or shares of Common Stock for his or her own account for investment and not for distribution; and (b) if at any time the Committee further determines, in its sole discretion, that the listing, registration, or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant to such Incentive is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the award of any Incentive, the issuance of shares of Common Stock pursuant to such Incentive, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

13.4    Adjustments. In the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares, or other similar change in the Common Stock or other unusual or nonrecurring corporate event affecting the Company or any subsidiary, or any changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation service, accounting principles or law, the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following: (i) adjusting the number and/or kind of shares of Common Stock then subject to the Plan, shares subject to outstanding Incentives, and any and all other limitations provided in the Plan limiting the number of shares of Common Stock that may be issued hereunder, (ii) adjusting the Exercise Price of any stock option or SAR, and the performance objectives applicable to any Incentive that is subject to performance-based vesting conditions, (iii) adjusting any other terms applicable to any then-outstanding Incentive, (iv) providing for a substitution or assumption of Incentives (or incentives of an acquiring company), accelerating the delivery, vesting, and/or exercisability of, lapse of restrictions, and/or other conditions on, or termination of, Incentives, or providing for a period of time (which shall not be required to be more than ten (10) days) for participants to exercise outstanding Incentives prior to the occurrence of such event (and any such Incentive not so exercised shall terminate or become no longer exercisable upon the occurrence of such event), and (v) cancelling any one or more outstanding Incentives (or incentives of an acquiring company) and causing to be paid to the holders thereof, in cash, shares of Common Stock, other securities or other property, or any combination thereof, the fair value of such Incentives, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other shareholders of the Company in such event), including without limitation, in the case of an outstanding stock option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such stock option or SAR over the aggregate Exercise Price of such stock option or SAR, respectively (it being understood that, in such event, any stock option or SAR having a per-share Exercise Price equal to, or in excess of, the Fair Market Value (as of the date specified by the Committee) of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor); provided, however, that the Committee shall make an equitable or proportionate adjustment to outstanding Incentives to reflect any “equity restructuring” (within the meaning of the Financial Accounting Standards Codification Topic 718 (or any successor pronouncement thereto)). Except as otherwise determined by the Committee, any adjustment in incentive stock options under this Section 13.4 (other than any cancellation of incentive stock options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 13.4 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 promulgated under the 1934 Act. The Company shall give each participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes. In anticipation of the occurrence of any event subject to this Section 13.4, for reasons of administrative convenience, the Committee in its sole discretion may refuse to permit the exercise of any Incentives during a period of up to 30 days prior to the anticipated occurrence of any such event. No substitution or adjustment shall require the Company to issue a fractional share under the Plan, and the substitution or adjustment shall be limited by deleting any fractional share.

13.5    Withholding.

(a)    The Company shall have the right to withhold from any payments made or Common Stock issued under the Plan or to collect as a condition of payment, issuance, or vesting, any taxes required by law to be withheld (up to the maximum permissible withholding rate). At any time that a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with an Incentive (each such date, a “Tax Date”), the participant may, subject to Section 13.5(b) below, satisfy this obligation in whole or in part by electing (the “Election”) to deliver currently owned shares of Common Stock or to have the Company withhold shares of Common Stock, in each case, having a value equal to the maximum statutory amount required to be withheld under federal, state, and local law. The value of the shares to be delivered or withheld shall be based on the Fair Market Value of the Common Stock on the Tax Date.

(b)    Each Election must be made prior to the Tax Date. Except as otherwise provided in the Incentive Agreement, the Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. If a participant makes an election under Section 83(b) of the Code with respect to shares of restricted stock, an Election to have shares withheld to satisfy withholding taxes is not permitted to be made; provided, that no election under Section 83(b) of the Code may be made unless permitted by the terms of the applicable Incentive Agreement or by written consent of the Committee (including duly adopted resolutions).

13.6    No Continued Employment. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ or service of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.

13.7    Section 409A. This Plan and all Incentives granted under the Plan are intended to comply with, or be exempt from, Section 409A of the Code and the regulations and guidance promulgated thereunder (“Section 409A”), and the Plan and all Incentives shall be interpreted and administered consistent with that intent. Payment of an Incentive may be deferred at the option of the participant if permitted in the Incentive Agreement; provided, however, that any such deferral arrangements must also comply with Section 409A. In no event shall the Company be liable for any additional tax, interest, or penalties that may be imposed on a participant by Section 409A or any damages for failing to comply with Section 409A. With respect to any Incentive that is considered “deferred compensation” subject to Section 409A, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A. For purposes of Section 409A, each of the payments that may be made in respect of any Incentive granted under the Plan is designated as a separate payment. Notwithstanding anything in the Plan to the contrary, if the participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments or deliveries in respect of any Incentive that are “deferred compensation” subject to Section 409A shall be made to such participant prior to the date that is six months after the date of such participant’s “separation from service” within the meaning of Section 409A or, if earlier, the participant’s date of death. All such delayed payments or deliveries will be paid or delivered (without interest) in a single lump sum on the earliest date permitted under Section 409A that is also a business day. In the event that the timing of payments in respect of any Incentive that would otherwise be considered “deferred compensation” subject to Section 409A would be accelerated upon the occurrence of (A) a Change of Control, no such acceleration shall be permitted unless the event giving rise to the Change of Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A or (B) a disability, no such acceleration shall be permitted unless the disability also satisfies the definition of “disability” pursuant to Section 409A.

13.8    Amendments to or Termination of the Plan. The Board may from time to time and in any respect, amend, modify, suspend, or terminate the Plan; provided, however, that no amendment, modification, suspension, or termination of the Plan shall materially and adversely affect any award theretofore granted without the consent of the participant or the permitted transferee of the award. The Board may seek the approval of any amendment, modification, suspension, or termination by Tidewater’s stockholders to the extent that it deems necessary in its discretion for purposes of compliance with Section 162(m) or Section 422 of the Code or for any other purpose, and shall seek such approval to the extent that it deems necessary in its discretion to comply with applicable law or listing requirements of any national stock exchange on which the Common Stock is traded. Notwithstanding the foregoing, the Board shall have broad authority to amend the Plan or any award under the Plan without the consent of a participant to the extent that it deems necessary or desirable in its discretion to comply with or to take into account changes in, or interpretations of, applicable tax laws, securities laws, employment laws, accounting rules and other applicable laws, rules and regulations.

13.9    Definition of Fair Market Value. Whenever “Fair Market Value” of Common Stock shall be determined for purposes of this Plan, except as provided below in connection with a cashless exercise through a broker, it shall be determined as follows: (a) if the Common Stock is listed on an established stock exchange or any automated quotation system that provides sale quotations, the closing sale price for a share of the Common Stock on such exchange or quotation system on the date as of which fair market value is to be determined; (b) if the Common Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the date as of which fair market value is to be determined, and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available; and (c) if the Common Stock is not regularly quoted, the fair market value of a share of Common Stock on the date as of which fair market value is to be determined, as established by the Committee in good faith. In the context of a cashless exercise through a broker, the Fair Market Value shall be the price at which the Common Stock subject to the stock option is actually sold in the market to pay the option exercise price.

13.10    Sub-Plans. The Committee may establish sub-plans under the Plan for purposes of satisfying securities, tax, or other laws of various jurisdictions in which the Company intends to grant Incentives. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of this Plan, but any sub-plan shall apply only to the participants specified in that sub-plan, whether specified by individual name, job-title, classification, employer, or jurisdiction.

13.11    No Trust or Fund Created. Neither the Plan nor any Incentive shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a participant or any other person. To the extent that any person acquires the right to receive payments from the Company pursuant to an Incentive, such right shall be no greater than the right of any unsecured general creditor of the Company.

13.12    No Rights as a Shareholder. Except as otherwise specifically provided in the Plan or any Incentive Agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock that are subject to Incentives hereunder until such shares have been issued or delivered to that person.

13.13    Beneficiary Designation. The participant’s beneficiary shall be the participant’s spouse (or domestic partner if such status is recognized by the Company and in such jurisdiction), or if the participant is otherwise unmarried at the time of death, the participant’s estate, except to the extent that a different beneficiary is designated in accordance with procedures that may be established by the Committee from time to time for such purpose. Notwithstanding the foregoing, in the absence of a beneficiary validly designated under such Committee-established procedures and/or applicable law who is living (or in existence) at the time of death of a participant residing or working outside the United States, any required distribution under the Plan shall be made to the executor or administrator of the estate of the participant, or to such other individual as may be prescribed by applicable law.

13.14    Government and Other Regulations.

(a)    The Plan, the granting and vesting of Incentives under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Incentives granted or awarded under the Plan are subject to compliance with all applicable U.S. federal, state, local, and non–U.S. laws, rules, and regulations (including but not limited to state, U.S. federal, and non–U.S. securities law, and margin requirements) and to such approvals by any listing, regulatory, or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Incentives granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules, and regulations.

(b)    Nothing in the Plan shall be deemed to authorize the Committee or Board or any members thereof to take any action contrary to applicable law or regulation, or rules of the NYSE or any other securities exchange or inter-dealer quotation service on which the Common Stock is listed or quoted.

(c)    The obligation of the Company to settle Incentives in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Incentive to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Incentive unless such shares have been properly registered for sale pursuant to the Securities Act of 1933 (the “1933 Act”) with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to and in compliance with the terms of an available exemption. The Company shall be under no obligation to register for sale under the 1933 Act any of the shares of Common Stock to be offered or sold under the Plan. The Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any affiliate delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Incentive Agreement, U.S. federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation service upon which such shares or other securities of the Company are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, rules, regulations and other requirements, and the Committee may cause a legend or legends to be put on any such certificates of Common Stock or other securities of the Company or any affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any affiliate delivered under the Plan in book-entry form to be held subject to the Company’s instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Incentive granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Incentive complies with the legal requirements of any governmental entity to whose jurisdiction the Incentive is subject.

(d)    The Committee may cancel an Incentive or any portion thereof if it determines that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of shares of Common Stock from the public markets, the Company’s issuance of Common Stock to the participant, the participant’s acquisition of Common Stock from the Company and/or the participant’s sale of Common Stock to the public markets illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Incentive in accordance with the foregoing, unless prevented by applicable laws, the Company shall pay to the participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Incentive or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price (in the case of a stock option or SAR) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Incentive). Such amount shall be delivered to the participant as soon as practicable following the cancellation of such Incentive or portion thereof.

13.15    Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for himself because of illness or accident, or is a minor, or has died, then any payment due to such person or the participant’s estate (unless a prior claim therefor has been made by a duly appointed legal representative or a beneficiary designation form has been filed with the Company) may, if the Committee so directs the Company, be paid to such person’s spouse, child, or relative, or an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

13.16    Reliance on Reports. Each member of the Committee and each member of the Board (and each such member’s respective designees) shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent registered public accounting firm of the Company and its affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than such member or designee.

13.17    Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

13.18    Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws thereof, or principles of conflicts of laws of any other jurisdiction that could cause the application of the laws of any jurisdiction other than the State of Delaware.

13.19    Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company.

13.20    No Representations or Covenants With Respect to Tax Qualification. Although the Company may endeavor to (i) qualify an Incentive for favorable U.S. or non-U.S. tax treatment or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Incentives under the Plan.

13.21    No Interference. The existence of the Plan, any Incentive Agreement, and the Incentives granted hereunder shall not affect or restrict in any way the right or power of the Company, the Board, the Committee, or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization, or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants, or rights to purchase stock or of bonds, debentures, or preferred or prior preference stocks whose rights are superior to or affect the Common Shares or the rights thereof or that are convertible into or exchangeable for Common Shares, or the dissolution or liquidation of the Company or any affiliate, or any sale or transfer of all or any part of their assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

13.22    Severability. If any term or provision of the Plan shall at any time or to any extent be invalid, illegal, or unenforceable in any respect as written, in whole or in part, such provision shall be deemed modified or limited to the extent necessary to render it valid and enforceable to the fullest extent allowed by law. Any such provision that is not susceptible of such reformation shall be ignored so as to not affect any other term or provision hereof, and the remainder of the Plan, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable, shall not be affected thereby and each term and provision of the Plan shall be valid and enforced to the fullest extent permitted by law.